UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 24, 2004

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32347

Delaware	No. 88-0326081
(State of Incorporation)	(I.R.S. Employer Identification No.)
980 Greg Street, Sparks, Nevada	89431
(Address of principal executive offices)	(Zip code)
Not Applicable
(Former name or former address, if changed since last report)

Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02    Results of Operation and Financial Condition

Item 9.01    Financial Statements and Exhibits

Signature
Exhibit Index
Exhibit 99.1
   Ex-99.1       Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.    Results of Operations and Financial Condition.

On November 24, 2004, Ormat Technologies, Inc. (the Registrant) reported its earnings for its third fiscal quarter ended September 30, 2004. A copy of the Registrant's press release containing this information is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Registrant is making reference to non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01.    Financial Statements and Exhibits.

        (c) Exhibits

The following exhibit is furnished as part of this report on Form 8-K:

99.1	Press release of the Registrant dated November 24, 2004 containing financial information for its third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. (Registrant)
By /s/ Yehudit Bronicki Yehudit Bronicki Chief Executive Officer

Date:    November 24, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Registrant dated November 24, 2004.